FIRST QUARTER 2018 EARNINGS CONFERENCE CALL April 27, 2018

Overview - First Quarter 2018 Page 2 "Organic growth" refers exclusively to the organic change of net revenue. See reconciliations of organic net revenue change on page 14 and adjusted non-GAAP diluted EPS on page 15. • Net revenue growth was 5.9%, organic growth of net revenue was 3.6% ◦ U.S. organic growth was 4.3% ◦ International organic growth was 2.6% • Operating income was $38.8 million, an increase of 12% from a year ago, in seasonally small Q1 • Diluted EPS was $(0.04) and was $0.03 as adjusted for Q1 sales of small, non-strategic businesses • Repurchased 2.4 million shares utilizing $55 million

(Amounts in Millions, except per share amounts) Page 3 Three Months Ended March 31, 2018 2017 Net Revenue $ 1,774.0 $ 1,675.3 Billable Expenses 395.1 388.5 Total Revenue 2,169.1 2,063.8 Salaries and Related Expenses 1,330.3 1,251.7 Office and Other Direct Expenses 323.8 312.7 Billable Expenses 395.1 388.5 Selling, General and Administrative Expenses 35.1 35.2 Depreciation and Amortization 46.0 41.0 Operating Income 38.8 34.7 Interest Expense, net (15.9) (15.7) Other (Expense) Income, net (24.4) 0.8 (Loss) Income Before Income Taxes (1.5) 19.8 Provision for (Benefit of) Income Taxes 12.7 (0.3) Equity in Net (Loss) Income of Unconsolidated Affiliates (1.9) 1.2 Net (Loss) Income (16.1) 21.3 Net Loss Attributable to Noncontrolling Interests 2.0 3.4 Net (Loss) Income Available to IPG Common Stockholders $ (14.1) $ 24.7 (Loss) Earnings per Share Available to IPG Common Stockholders - Basic $ (0.04) $ 0.06 (Loss) Earnings per Share Available to IPG Common Stockholders - Diluted $ (0.04) $ 0.06 Weighted-Average Number of Common Shares Outstanding - Basic 383.4 391.7 Weighted-Average Number of Common Shares Outstanding - Diluted 383.4 399.3 Dividends Declared per Common Share $ 0.21 $ 0.18 Operating Performance

($ in Millions) Page 4 See reconciliations of segment organic net revenue change on page 14. Three Months Ended $ % Change March 31, 2017 $ 1,675.3 Total change 98.7 5.9 % Foreign currency 49.5 3.0 % Net acquisitions/(divestitures) (11.7) (0.7%) Organic 60.9 3.6 % March 31, 2018 $ 1,774.0 Three Months Ended March 31, Change 2018 2017 Organic Total IAN $ 1,481.3 $ 1,391.1 4.3% 6.5 % CMG $ 292.7 $ 284.2 0.6% 3.0 % Net Revenue

Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliation of organic net revenue change on page 14. Three Months Ended March 31, 2018 Organic Total United States 4.3% 3.3 % International 2.6% 10.3 % United Kingdom 7.8% 20.9 % Continental Europe (0.1%) 12.6 % Asia Pacific (2.2%) 2.9 % Latin America 10.6% 7.1 % All Other Markets 1.9% 7.4 % Worldwide 3.6% 5.9 % Geographic Net Revenue Change

($ in Millions) Page 6 Three Months Ended March 31, 2018 2017 % Increase / (Decrease) Salaries & Related $ 1,330.3 $ 1,251.7 6.3% % of Net Revenue 75.0% 74.7 % Office & Other Direct 323.8 312.7 3.5% % of Net Revenue 18.3% 18.7 % Selling, General & Administrative 35.1 35.2 (0.3)% % of Net Revenue 2.0% 2.1 % Depreciation & Amortization 46.0 41.0 12.2% % of Net Revenue 2.6% 2.4 % Operating Expenses

Three Months Ended March 31, 2018 As Reported Net Losses on Sales of Businesses(1) Adjusted Results (Loss) Income Before Income Taxes $ (1.5) $ (24.4) $ 22.9 Provision for Income Taxes 12.7 (0.4) 13.1 Diluted EPS Components: Net (Loss) Income Available to IPG Common Stockholders $ (14.1) $ (24.0) $ 9.9 Weighted-Average Number of Common Shares Outstanding 383.4 388.6 (Loss) Earnings Per Share Available to IPG Common Stockholders $ (0.04) $ (0.06) $ 0.03 Page 7 (Amounts in Millions, except per share amounts) Adjusted Diluted Earnings Per Share (1) During the three months ended March 31, 2018, we recorded net losses on sales of businesses. See full reconciliation of adjusted non-GAAP diluted earnings per share on page 15.

($ in Millions) Page 8 Three Months Ended March 31, 2018 2017 NET (LOSS) INCOME $ (16.1) $ 21.3 OPERATING ACTIVITIES Depreciation & amortization 77.4 72.1 Deferred taxes (20.8) (12.0) Net losses (gains) on sales of businesses 24.4 (0.9) Other non-cash items 8.9 12.6 Change in working capital, net (775.0) (443.7) Change in other non-current assets & liabilities (28.7) (21.2) Net cash used in operating activities (729.9) (371.8) INVESTING ACTIVITIES Capital expenditures (22.8) (24.8) Acquisitions, net of cash acquired (0.2) (3.3) Other investing activities (0.1) (5.1) Net cash used in investing activities (23.1) (33.2) FINANCING ACTIVITIES Net increase in short-term borrowings 718.8 224.8 Exercise of stock options 6.9 8.2 Common stock dividends (80.8) (70.9) Repurchases of common stock (54.9) (55.0) Tax payments for employee shares withheld (26.3) (36.7) Distributions to noncontrolling interests (3.9) (6.0) Other financing activities (1.6) 0.0 Net cash provided by financing activities 558.2 64.4 Currency effect (2.9) 20.0 Net decrease in cash, cash equivalents and restricted cash $ (197.7) $ (320.6) Cash Flow

($ in Millions) Page 9 March 31, 2018 December 31, 2017 March 31, 2017 CURRENT ASSETS: Cash and cash equivalents $ 597.3 $ 790.9 $ 775.0 Accounts receivable, net 3,942.5 4,585.0 3,641.5 Accounts receivable, billable to clients 1,981.1 1,747.4 1,742.9 Assets held for sale 12.0 5.7 108.7 Other current assets 430.6 346.5 352.0 Total current assets $ 6,963.5 $ 7,475.5 $ 6,620.1 CURRENT LIABILITIES: Accounts payable $ 5,467.1 $ 6,420.2 $ 5,150.6 Accrued liabilities 528.1 674.7 571.9 Contract liabilities 507.5 484.7 498.8 Short-term borrowings 799.4 84.9 310.8 Current portion of long-term debt (1) 2.1 2.0 324.1 Liabilities held for sale 18.3 8.8 111.2 Total current liabilities $ 7,322.5 $ 7,675.3 $ 6,967.4 Balance Sheet – Current Portion (1) Our 2.25% Senior Notes were repaid on November 15, 2017.

($ in Millions) Page 10 (2) Total Debt (1) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013.

Page 11 Summary • Q1 a solid start on FY-18 performance objectives • Continuing traction from key strategic initiatives ◦ Quality of our agency offerings, creative talent, media services, embedded and specialty digital ◦ Effectiveness of "open architecture" solutions ◦ Strength in data & analytics • Focus on continued expense discipline and additional margin improvement • Financial strength continues to be a source of value creation ◦ Solid investment grade ratings across the board ◦ Raised dividend and authorized new share repurchase program (as previously announced in February)

Appendix

Page 13 2018 Q1 Q2 Q3 Q4 YTD 2018 Depreciation and amortization of fixed assets and intangible assets $ 46.0 $ 46.0 Amortization of restricted stock and other non- cash compensation 30.0 30.0 Net amortization of bond discounts and deferred financing costs 1.4 1.4 2017 Q1 Q2 Q3 Q4 FY 2017 Depreciation and amortization of fixed assets and intangible assets $ 41.0 $ 41.3 $ 42.2 $ 32.6 $ 157.1 Amortization of restricted stock and other non- cash compensation 29.7 16.3 13.8 22.2 82.0 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.6 5.8 ($ in Millions) Depreciation and Amortization

Page 14 Components of Change Change Three Months Ended March 31, 2017 Foreign Currency Net Acquisitions / (Divestitures) Organic Three Months Ended March 31, 2018 Organic Total Segment IAN $ 1,391.1 $ 40.9 $ (10.0) $ 59.3 $ 1,481.3 4.3% 6.5 % CMG 284.2 8.6 (1.7) 1.6 292.7 0.6% 3.0 % Total $ 1,675.3 $ 49.5 $ (11.7) $ 60.9 $ 1,774.0 3.6% 5.9 % Geographic United States $ 1,057.1 $ 0.0 $ (9.9) $ 45.1 $ 1,092.3 4.3% 3.3 % International 618.2 49.5 (1.8) 15.8 681.7 2.6% 10.3 % United Kingdom 135.2 16.2 1.5 10.6 163.5 7.8% 20.9 % Continental Europe 140.9 20.4 (2.5) (0.1) 158.7 (0.1%) 12.6 % Asia Pacific 173.7 9.3 (0.3) (3.9) 178.8 (2.2%) 2.9 % Latin America 69.0 (1.1) (1.3) 7.3 73.9 10.6% 7.1 % All Other Markets 99.4 4.7 0.8 1.9 106.8 1.9% 7.4 % Worldwide $ 1,675.3 $ 49.5 $ (11.7) $ 60.9 $ 1,774.0 3.6% 5.9% ($ in Millions) Reconciliation of Organic Net Revenue

(Amounts in Millions, except per share amounts) Page 15 Three Months Ended March 31, 2018 As Reported Net Losses on Sales of Businesses Adjusted Results (Loss) Income Before Income Taxes $ (1.5) $ (24.4) $ 22.9 Provision for Income Taxes 12.7 (0.4) 13.1 Equity in Net Loss of Unconsolidated Affiliates (1.9) (1.9) Net Loss Attributable to Noncontrolling Interests 2.0 2.0 Net (Loss) Income Available to IPG Common Stockholders $ (14.1) $ (24.0) $ 9.9 Weighted-Average Number of Common Shares Outstanding - Basic 383.4 383.4 Dilutive Effect of Stock Options and Restricted Shares N/A 5.2 Weighted-Average Number of Common Shares Outstanding - Diluted 383.4 388.6 (Loss) Earnings per Share Available to IPG Common Stockholders: Basic $ (0.04) $ (0.06) $ 0.03 Diluted $ (0.04) $ (0.06) $ 0.03 Reconciliation of Adjusted Results (1) (1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the net losses on sales of businesses. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Metrics Update

Page 17 Category Metric SALARIES & RELATED Trailing Twelve Months (% of net revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & OTHER DIRECT Trailing Twelve Months (% of net revenue) Occupancy Expense All Other Office and Other Direct Expenses FINANCIAL Available Liquidity $1.5 Billion 5-Year Credit Facility Covenants Metrics Update

Page 18 Salaries & Related Expenses

Page 19 Three Months Ended March 31 Salaries & Related Expenses (% of Net Revenue) “All Other Salaries & Related,” not shown, was 2.3% and 2.3% for the three months ended March 31, 2018 and 2017, respectively. 2018 2017

Page 20 Office & Other Direct Expenses

Page 21 2018 2017 “All Other” primarily includes production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains), long-lived asset impairments and other expenses Office & Other Direct Expenses (% of Net Revenue) Three Months Ended March 31

($ in Millions) Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility Page 22 Available Liquidity

($ in Millions) Page 23 Covenants Last Twelve Months Ended March 31, 2018 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 17.10x II. Leverage Ratio (not greater than): 3.50x Actual Leverage Ratio: 1.74x Interest Expense Reconciliation Last Twelve Months Ended March 31, 2018 Interest Expense: $89.8 - Interest Income 18.2 - Other 1.5 Net Interest Expense(1): $70.1 EBITDA Reconciliation Last Twelve Months Ended March 31, 2018 Operating Income: $942.5 + Depreciation and Amortization(1) 256.5 EBITDA(1): $1,199.0 $1.5 Billion 5-Year Credit Facility Covenants (1) Calculated as defined in the Credit Agreement.

ASC 606 Effective January 1, 2018 Page 24 • No Change to Our Model for Value Creation • Management priorities and incentives continue to focus on organic growth and margin expansion • No change to client relationships and services • No change to cash flow • No material change to annual operating profit, pre-tax income, and EPS • No change to 2018 operating income target, consistent with the range targeted earlier this year • Impact on Income Statement & Performance Metrics • Increased pass-through revenue and expense, dollar-for-dollar, which does not change operating profit. Increases occur in our marketing and integrated agency services, but not in media services. • Additional disclosure of our net revenue and billable expenses • Key metrics will track organic growth of net revenue and operating margin on net revenue, due to billable expense volatility • Earlier recognition of some revenue and profit, as the work is performed, mainly for a portion of client performance bonuses • All 2017 financial information has been restated for the new standard

Page 25 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward- looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting- related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ▪ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Cautionary Statement